Exhibit 1.1

TELOS CORPORATION
Shares of Common Stock

UNDERWRITING AGREEMENT

[•], 2020

B. Riley Securities, Inc.
BMO Capital Markets Corp.
Needham & Company, LLC
as Representatives of the
several Underwriters

c/o B. Riley Securities, Inc.
299 Park Avenue
New York, NY 10171

Dear Sirs:

Telos Corporation, a Maryland corporation (the “Company”), confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom B. Riley Securities, Inc., BMO Capital Markets Corp. and Needham & Company, LLC are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company of [•] shares (the “Initial Shares”) of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of [•] additional shares of Common Stock to cover over-allotments, if any (the “Option Shares”), from the Company, to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of each of the Underwriters listed in Schedule I hereto. The Initial Shares to be purchased by the Underwriters and the Option Shares, if and to the extent such option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

The Company has completed the transaction described in the Prospectus (as defined below) under the caption “Prospectus Summary—[•]-for-1 Stock Split,” and amended its organizational documents (as described herein) to give effect to the transactions described in “Exchangeable Redeemable Preferred Stock Conversion,” subject to the Closing (such transactions referred to collectively as the “Recapitalization Transactions”).

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company and the Underwriters hereby agree that, in connection with the proposed offering of the Shares, B. Riley Securities, Inc. (the “Designated Underwriter”) shall administer a directed share program (the “Directed Share Program”) on behalf of the Company under which up to [•] Initial Shares (the “Reserved Shares”), shall be reserved for sale by the Underwriters at the initial public offering price to the Company’s employees, directors and officers and certain other parties related to the Company, as designated by the Company (collectively, the “Directed Share Participants”) as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority (“FINRA”) and all other applicable laws, rules and regulations. The number of Shares available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved Shares. The Underwriters may offer any Reserved Shares not purchased by Directed Share Participants to the general public on the same basis as the other Shares being issued and sold hereunder. The Company has supplied the Representative with names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program.  It is understood that any number of those designated to participate in the Directed Share Program may decline to do so.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-249334), including a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement that becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430A of the Securities Act or otherwise, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus describing the Shares and the offering thereof included in the Registration Statement before it was declared effective by the Commission under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act, including all information incorporated by reference in either such prospectus, is hereinafter called the “Preliminary Prospectus.” The term “Prospectus” means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act, and any amendments thereof or supplements thereto, including all information incorporated by reference therein.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule II hereto, (iii) the pricing information set forth on Schedule III hereto, and (iv) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act.

The Company and the Underwriters agree as follows:

1.
Sale and Purchase:

(a)
Initial Shares. Upon the basis of the representations and warranties and other terms and conditions and agreements herein set forth, at the purchase price per share of Common Stock of $[•], the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, that number of Initial Shares set forth in Schedule I opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares; provided, however, that the purchase price per share of the Reserved Shares shall be $[•].

(b)
Option Shares. In addition, upon the basis of the representations and warranties and other terms and conditions and agreements herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company, all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company, setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representatives, but shall not be later than five full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of Option Shares then being purchased and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

2.
Payment and Delivery

(a)
Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours’ prior notice. To the extent the Initial Shares exist in definitive form, the Company will cause the certificates representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the office of Nelson Mullins Riley & Scarborough LLP, 101 Constitution Ave NW, Suite 900, Washington, D.C. 20001, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”).The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the second (third, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b)
Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours’ prior notice. To the extent the Option Shares exist in definitive form, the Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Closing Time with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

3.
Representations and Warranties of the Company:

The Company represents and warrants to each of the Underwriters as of the date hereof, the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

(a)
the Company has the authorized capitalization as set forth in both the Prospectus and the Disclosure Package; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and are as set forth in the Registration Statement, the Disclosure Package and the Prospectus under the caption “Capitalization” after giving effect to the adjustments set forth thereunder (other than for subsequent issuances, if any, pursuant to employee benefit plans, or upon the exercise of outstanding options or warrants, in each case described in the Registration Statement, the Disclosure Package and the Prospectus). None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Registration Statement, the Disclosure Package and the Prospectus. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Disclosure Package and the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights. All of the outstanding shares of capital stock, partnership interests and membership interests, as the case may be, of the subsidiaries of the Company (each a “Subsidiary”) have been duly authorized and are validly issued, fully paid and non-assessable securities thereof and, except as disclosed in each of the Registration Statement, the Disclosure Package and the Prospectus, all of the outstanding shares of capital stock, partnership interest or membership interests, as the case may be, of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company, free and clear of any pledge, lien, encumbrance, security interest or other claim (other than such pledges, liens, encumbrances, security interests or other claims that would not, individually or in the aggregate, have a Material Adverse Effect (as defined below)); except as disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options; and none of the outstanding interests of any of the Subsidiaries, if any, were issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary;

(b)
each of the Company and the Subsidiaries (all of which are named in Exhibit 21 to the Registration Statement) has been duly incorporated, formed or organized and is validly existing as a corporation or limited liability company in good standing under the laws of its respective jurisdiction of incorporation, formation or organization, as applicable, with full power and authority to own, lease, and operate its respective properties and to conduct its respective businesses as described in each of the Registration Statement, the Prospectus and the Disclosure Package, and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(c)
the Company and all of the Subsidiaries are duly qualified or licensed to transact business and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the (A) assets, liabilities, business, operations, earnings, operating results, properties or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole, or (B) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (any such effect or change referred to in subclause (A) or (B), where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); and except as disclosed in each of the Registration Statement, the Disclosure Package, and the Prospectus, (i) the Company and the Subsidiaries, taken as a whole, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with their business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole; (ii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or its Subsidiaries; (iii) no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; and (iv) the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(d)
the Company and the Subsidiaries have at all times been, and currently are, in compliance with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except for any non-compliance that would not, individually or in the aggregate, have a Material Adverse Effect;

(e)
except as disclosed in each of the Registration Statement, the Disclosure Package, and the Prospectus, neither the Company nor any Subsidiary is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach or violation of, or default under) (i) its respective charter, bylaws, limited partnership agreement, operating agreement or other similar organizational documents (the “organizational documents”), (ii) the performance or observance of any obligation, agreement, covenant or condition contained in any contract, lease, license, indenture, mortgage, deed of trust, loan, note or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment, permit or order (each, a “Law”) applicable to the Company, except, in the case of clauses (ii) and (iii) above, for such breaches, violations or defaults which could not, individually or in the aggregate, have a Material Adverse Effect;

(f)
the execution, delivery and performance of this Agreement, and consummation of the transactions contemplated herein and in the Registration Statement, the Disclosure Package and the Prospectus and the issuance and sale of the Shares (including the use of proceeds from the sale of the Shares as described in the Registration Statement, the Disclosure Package and the Prospectus under the caption “Use of Proceeds”) and the compliance by the Company with its obligations hereunder, have been duly authorized by all necessary corporate action and do not and will not (A) conflict with, or result in any breach or violation of, or constitute a default or any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries (a “Repayment Event”) under (nor constitute any event which with notice, lapse of time, or both would constitute a breach or violation of, or default or a Repayment Event under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan, note or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment, writ or order applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such breaches, violations or defaults which could not, individually or in the aggregate, have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary, except for liens, charges, claims, or encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect;

(g)
this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(h)
no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein and in the Registration Statement, the Disclosure Package and the Prospectus, and its sale and delivery of the Shares, and the compliance by the Company with its obligations hereunder, other than (A) such as have been obtained, under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), (B) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the Nasdaq Global Market (“Nasdaq”) and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or by the rules of FINRA;

(i)
each of the Company and the Subsidiaries has all necessary permits, licenses, authorizations, consents and approvals (the “Permits”) and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required to conduct their respective businesses as described in each of the Registration Statement, the Prospectus and the Disclosure Package, except to the extent that any failure to have any such Permits, to make any such filings or to obtain any such authorizations, consents or approvals could not, individually or in the aggregate, have a Material Adverse Effect; except as described in each of the Registration Statement, the Prospectus and the Disclosure Package, neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority to provide the products and services which it currently provides or which it proposes to provide as set forth in each of the Registration Statement, the Prospectus and the Disclosure Package; none of the Company or any of the Subsidiaries is not in compliance with, or is in violation of, in default under, or has received any notice regarding a possible violation, default, modification or revocation of, any such Permit or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, the effect of which, individually or in the aggregate, could result in a Material Adverse Change; and no such Permit contains a materially burdensome restriction that is not adequately disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package;

(j)
each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission; to the knowledge of the Company, the Company is not the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares; and the Company has complied, to the Commission’s satisfaction, with any request on the part of the Commission for additional or supplemental information;

(k)
the Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act;

(l)
each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement, the Disclosure Package, the Preliminary Prospectus or the Prospectus, when they became effective or were filed with the Commission, complied in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the Underwriters’ Information (as defined below);

(m)
each of the Registration Statement, any Rule 462(b) Registration Statement, and any post-effective amendments thereto, as of its respective effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus (including any wrapper thereof) does not, and the Prospectus or any amendment or supplement thereto (including any wrapper thereof) will not, as of the applicable filing date, the date hereof and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the Underwriters’ Information;

(n)
as of [•]:[•] [a.m.] [p.m.] (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus identified in Schedule II hereto did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any Underwriters’ Information;

(o)
each Issuer Free Writing Prospectus is identified in Schedule II hereto and as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus, or the Prospectus including any document incorporated by reference therein that has not been superseded or modified;

(p)
During the twelve (12) months prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectus or an Issuer Free Writing Prospectus, if any (other than the offers and sales of Shares as described in the Registration Statement, the Prospectus, and the Disclosure Package; the Company has not, directly or indirectly, prepared, used or referred to any Free Writing Prospectus except in compliance with Rules 164 and 433 under the Securities Act; the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act; the Company was not, is not or will not be (as applicable) an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated by the Registration Statement and the Prospectus, without taking into account any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act;

(q)
except for the Issuer Free Writing Prospectuses identified in Schedule II hereto, and any electronic road show relating to the public offering of shares contemplated herein furnished to you before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus; and each electronic road show, when considered together with the Disclosure Package, did not, as of the Initial Sale Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(r)
the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(s)
the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act, which Preliminary Prospectus included an estimated price range;

(t)
The Company (i) has not alone engaged in any oral or written communication made in reliance upon Rule 163B under the Securities Act (each a “Testing-the-Waters Communication”) other than Testing-the-Waters Communications with the consent of the Representatives with entities that the Company or the Representatives reasonably believe are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are institutional accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications; and the Company reconfirms that the Representatives has been authorized to act on its behalf in undertaking materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) (“Marketing Materials”) or Testing-the-Waters Communications; as of the Initial Sale Time, each of the written Testing-the-Waters Communication and the Marketing Materials, if any, when considered together with the Disclosure Package, did not, as of the Initial Sale Time, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(u)
there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which, individually or in the aggregate, could result in a Material Adverse Effect;

(v)
the financial statements, including the notes thereto, included in (or incorporated by reference into) each of the Registration Statement, the Prospectus and the Disclosure Package present fairly in all material respects the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) and on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in (or incorporated by reference into) the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions “Prospectus Summary—Recent Developments,” “Prospectus Summary—Selected Consolidated Financial and Other Data” and “Capitalization” have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package; the Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Prospectus and the Disclosure Package; and all disclosures contained in the Registration Statement, the Prospectus and the Disclosure Package that constitute non-GAAP financial measures (as defined by the rules and regulations under the Securities Act and the Exchange Act) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, as applicable; and the interactive data in eXtensible Business Reporting Language (“XBRL”) included in the Registration Statement, the Prospectus, and the Disclosure Package fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(w)
BDO USA, LLP, whose reports on the consolidated financial statements (including the notes and schedules thereto) of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package or are incorporated by reference therein, and any other accounting firm that has certified Company financial statements and delivered its reports with respect thereto, are, and were during the periods covered by their reports, (i) independent public accountants as required by the Securities Act and the rules of the Public Company Accounting Oversight Board (the “PCAOB”); (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act, and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn; and to the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement, the Disclosure Package and the Prospectus;

(x)
subsequent to the dates as of the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise (including off-balance sheet obligations), directly or indirectly incurred by the Company or any Subsidiary (including, without limitation, any losses or interference with their respective businesses from fire, explosion, flood, earthquakes, accident, war, terrorism, epidemic or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree) that is material to the Company and Subsidiaries taken as a whole, (D) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries, or (E) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(y)
the Shares conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package; and no holder of the Shares will be subject to personal liability by reason of being such a holder;

(z)
except as disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights which have been validly waived with respect to the offering contemplated by this Agreement; and all of such registration or similar rights are fairly summarized in the Registration Statement, the Prospectus and the Disclosure Package;

(aa)
the Shares have been duly authorized and, when issued and duly delivered by the Company against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights (whether arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise);

(bb)
the Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and have been approved for listing on Nasdaq, subject to official notice of issuance; the Company has taken all necessary actions to ensure that, as of the Closing Time and each Option Closing Time, it will be in compliance with all applicable corporate governance requirements set forth on Nasdaq’s listing rules then in effect;

(cc)
none of the Company, the Subsidiaries, or any of their respective directors, officers, representatives or affiliates has taken, nor will take, directly or indirectly, (i) any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company (including the Shares and any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Shares), whether to facilitate the sale or resale of the Shares or otherwise and (ii) has not taken any action which would directly or indirectly violate Regulation M;

(dd)
the Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the intent to influence unlawfully (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or any of the Subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its respective products or services;

(ee)
none of the Company or any of its Subsidiaries is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act; and all of the information provided to the Underwriters or to counsel for the Underwriters by the Company and, to the knowledge of the Company, its officers and directors and the holders of any securities of the Company in connection with the review of the offering of the Shares by FINRA is true, complete, correct and compliant with FINRA’s rules.

(ff)
The Company has furnished to the Underwriters a letter agreement in the form attached hereto as Exhibit A (the “Lock-up Agreement”) from each of the persons listed on Exhibit B (each a “Lock-up Person”). If any additional persons shall become officers or directors of the Company prior to the end of the Company Lock-up Period (as defined below), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as an officer or director of the Company, to execute and deliver to the Representatives a Lock-up Agreement.

(gg)
any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement or the offer, issuance, and sale of the Shares hereunder shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

(hh)
the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of Nasdaq;

(ii)
each of the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good and marketable title to all personal property and other assets reflected as owned by them in the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement, the Disclosure Package and the Prospectus, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages, equities, adverse claims and other defects, except such as are disclosed in the Registration Statement, the Disclosure Package and the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property, improvements, buildings, equipment and personal property held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Registration Statement, the Prospectus and the Disclosure Package or are not material and do not interfere with the use made or proposed to be made of such real property, improvements, buildings, equipment and personal property by the Company or such Subsidiary;

(jj)
the descriptions in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly in all material respects the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits thereto which are not described or filed as required;

(kk)
the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”) necessary to entitle the Company and each Subsidiary to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, except where the failure to own or have the right to use such Intangibles would not have Material Adverse Effect, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and neither the Company nor any Subsidiary knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could, individually or in the aggregate, have a Material Adverse Effect;

(ll)
the Company owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) described in the in the Registration Statement, Disclosure Package, and Prospectus as being owned or licensed by them or which are reasonably necessary for the conduct of the Company’s business as now conducted or as proposed in the Registration Statement, the Disclosure Package, and the Prospectus to be conducted, except where the failure to own or have the right to use such Intellectual Property would not have a Material Adverse Effect; the Company has not received any notice of infringement, misappropriation or other conflict with (and the Company is not otherwise aware of any infringement, misappropriation or other conflict with) the Intellectual Property of any other person, except for such infringement, misappropriation or other conflict as, if the subject of an unfavorable decision, would not have a Material Adverse Effect; and (i) to the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim, other than any action, suit, proceeding or claim as, if the subject of an unfavorable decision, would not have a Material Adverse Effect; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of Intellectual Property owned by or exclusively licensed to the Company, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding, or claim which could have a Material Adverse Effect; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others asserting that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for concluding that any such claim will be asserted, or if asserted, would be successful, or if successfully asserted, could have a Material Adverse Effect; (v) none of the Company-owned Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or its Subsidiaries has been obtained or is being used by the Company or any of its Subsidiaries in violation of any contractual obligation binding on the Company or its Subsidiaries or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons, other than violations that would not, individually or in the aggregate, have a Material Adverse Effect; and (vi) the Company and each of its Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary (other than non-compliance that would not, individually or in the aggregate, have a Material Adverse Effect), and all such agreements are in full force and effect;

(mm)
the Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a‑15(e) and 15d-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities in a timely manner, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement, and (iii) are effective in all material respects to perform the functions for which they were established;

(nn)
the Company and each of its Subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; since the end of the Company’s most recent audited fiscal year, except as disclosed in each of the Registration Statement, the Disclosure Package and the Prospectus, there has been (x) no material weakness in the Company’s internal control over financial reporting (whether or not remediated), and (y) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and the Company is not aware of (1) any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(oo)
each of the Company and the Subsidiaries has filed or caused to be filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) or have properly requested extensions thereof and have timely paid all taxes shown as due thereon (except for cases in which the failure to file or pay would not, individually or in the aggregate, have a Material Adverse Effect) and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings and as to which adequate reserves have been provided and will be maintained; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect; all tax liabilities, accruals and reserves with respect to any income and corporation tax liability for any years not finally determined are adequately provided for to meet any assessments or re-assessments for additional income tax on the respective books of such entities, except to the extent of any inadequacy that would not result in a Material Adverse Effect;

(pp)
each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types, in the amounts and with such deductibles and covering such risks generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; the Company has no reason to believe that it or any of its Subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not be expected to result in a Material Adverse Change; and neither the Company nor any of its Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied;

(qq)
Except as could, individually or in the aggregate, result in a Material Adverse Change, (i) neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof applicable to the business of the Company or any of the Subsidiaries; (ii) the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval; (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any applicable environmental, safety or similar laws and regulations against the Company or any of its Subsidiaries; and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to any environmental laws;

(rr)
neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could have a Material Adverse Effect;

(ss)
the Company and each of the Subsidiaries and any “employee benefit plan” (as defined under ERISA (as defined below)) established or maintained by the Company, its Subsidiaries or their respective ERISA Affiliates (as defined below) are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred or is reasonably likely to occur with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries or their respective ERISA Affiliates would have any liability; the Company and each of the Subsidiaries and each of their respective ERISA Affiliates have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412, 4971, 4975, or 4980B of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); and each “pension plan” for which the Company and each of its Subsidiaries and their respective ERISA Affiliates would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and, for the purposes of this paragraph, “ERISA Affiliate” means, with respect to the Company or any of its Subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or such Subsidiary is a member;

(tt)
none of the Company, any of its Subsidiaries, any officer or director purporting to act on behalf of the Company or any of the Subsidiaries or, to the Company’s knowledge, any of their respective employees or agents has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, or (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

(uu)
there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them;

(vv)
each “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Disclosure Package or the Prospectus, (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances, and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement; and no such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading;

(ww)
all statistical, demographic and market-related data included in the Registration Statement, the Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate; and to the extent required, the Company has obtained the written consent to the use of such data from such sources;

(xx)
neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Registration Statement, the Prospectus or the Disclosure Package;

(yy)
all securities issued by the Company or any of the Subsidiaries have been issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity, and (iii) to the extent applicable to the issuing entity, the requirements of Nasdaq;

(zz)
Neither the Company nor any Subsidiary knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning any property owned by the Company or any of the Subsidiaries (the “Properties”) thereof which could have a Material Adverse Effect; each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; neither the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof that would have a Material Adverse Effect, and neither the Company nor any Subsidiary knows of any such condemnation or zoning change which is threatened and which if consummated could have a Material Adverse Effect;

(aaa)
except as otherwise disclosed in each of the Registration Statement, the Disclosure Package and the Prospectus, (i) neither the Company nor any of the Subsidiaries nor, to the best knowledge of Company, any other owners of the property at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in material compliance with all applicable Environmental Statutes or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Company and the Subsidiaries; (ii) the Company does not intend to use the Properties or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in material compliance with all applicable Environmental Statutes or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Company and the Subsidiaries; (iii) neither the Company nor any of the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Properties or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) neither the Company nor any of the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Properties or any assets described in the Registration Statement, Disclosure Package or the Prospectus, or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute (hereinafter defined); (v) neither the Properties nor any other land owned by the Company or any of the Subsidiaries is included or, to the best of the Company’s knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the “EPA”) or, to the best of the Company’s knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined);

As used herein, “Hazardous Material” shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an “Environmental Statute”) or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a “Governmental Authority”);

(bbb)
in connection with this offering and except as described in the Registration Statement, the Prospectus, and the Disclosure Package, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; and, except in connection with the issuance of Common Stock described in the Registration Statement, the Prospectus, and the Disclosure Package, the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

(ccc)
except pursuant to this Agreement, the Company has not incurred any liability for, and there is no broker, finder or other party that is entitled to receive from the Company, any brokerage or finder’s fees or other fee or commission or similar payment in connection with the transactions herein contemplated;

(ddd)
no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and any other person on the other hand, which is required by the Securities Act to be described in the Registration Statement, the Prospectus or the Disclosure Package, which is not so described;

(eee)
none of the Company or any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares or the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Disclosure Package or the Prospectus, will be, or will be required to register as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”); and neither the Company nor any of the Subsidiaries is required to register as an “investment adviser” as such term is term is defined in the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”);

(fff)
there are no existing or, to the knowledge of the Company, threatened or imminent labor disputes with, or other work stoppages of, the employees of the Company or any of its Subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company or any of its Subsidiaries, which could have, individually or in the aggregate, a Material Adverse Effect;

(ggg)
the Company, the Subsidiaries and any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(hhh)
except as disclosed in each of the Registration Statement, the Disclosure Package and the Prospectus, (a) to the knowledge of the Company, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective borrowers, customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its Subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its Subsidiaries), equipment or technology (collectively, “IT Systems and Data”) except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same; (b) neither the Company nor its Subsidiaries have been notified of, or have knowledge of any event or condition that would result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (c) the Company and its Subsidiaries have implemented and maintained appropriate controls, policies, procedures, and technological safeguards to protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards, except with respect to clauses (a) and (b), for any such security breach or incident, unauthorized access or disclosure, or other compromises, as would not, individually or in the aggregate, result in a Material Adverse Change, or with respect to clause (c), where the failure to do so would not, individually or in the aggregate, result in a Material Adverse Change. The Company and its Subsidiaries are presently in material compliance with all applicable laws and statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification; the Company and its Subsidiaries’ IT Systems and Data are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants;

(iii)
the Company and its Subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law. “Personal Data” for the purpose hereof means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act; and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation;

(jjj)
none of the Company or any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of such entities is in violation of or is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and the Subsidiaries and, to the knowledge of the Company, their affiliates have conducted their businesses in compliance in all material respects with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(kkk)
none of the Company or any of its Subsidiaries, or, to the Company’s knowledge, any of their respective affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company or any of its Subsidiaries, has violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001 or the rules and regulations promulgated under any such law or any successor law;

(lll)
the operations of the Company and its Subsidiaries and, to the Company’s knowledge, its affiliates are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries, or, to the Company’s knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(mmm)
each of the Company and its Subsidiaries, and, to the Company’s knowledge, each of their affiliates and any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company has acted at all times in compliance with applicable Export and Import Laws (as defined below) (except for any non-compliance with Export and Import Laws that would not, individually or in the aggregate, have a Material Adverse Effect) and there are no claims, complaints, charges, investigations or proceedings pending or expected or, to the knowledge of the Company, threatened between the Company or any of its Subsidiaries and any governmental authority under any Export or Import Laws. The term “Export and Import Laws” means the Arms Export Control Act, the International Traffic in Arms Regulations, the Export Administration Act of 1979, as amended, the Export Administration Regulations, and all other laws and regulations of the United States government regulating the provision of services to non-U.S. parties or the export and import of articles or information from and to the United States of America, and all similar laws and regulations of any foreign government regulating the provision of services to parties not of the foreign country or the export and import of articles and information from and to the foreign country to parties not of the foreign country;

(nnn)
none of the Company or any of its Subsidiaries, any director or officer of the Company or any of its Subsidiaries or, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury of the United Kingdom (“HMT”) or any other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, the Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country; and

(ooo)
no payment has been made by the Company or its Subsidiaries, or by any person authorized to act on their behalf, to any person in connection with any contracts with any governmental entity or regulatory agency (“Government Contracts”), in violation of applicable procurement laws or regulations. The Company’s and its Subsidiaries’ cost accounting and procurement systems with respect to Government Contracts are in compliance in all material respects with all applicable governmental regulations and requirements. With respect to each Government Contract: (i) the Company and each Subsidiary have complied with all material terms and conditions of such Government Contract, including all clauses, provisions and requirements incorporated expressly, by reference or by operation of law therein; (ii) the Company and each Subsidiary have complied with all material requirements of applicable laws pertaining to such Government Contract; (iii) all representations and certifications executed, acknowledged or set forth in or pertaining to such Government Contract were complete and correct in all material respects as of their effective date, and the Company and each Subsidiary have complied in all material respects with all such representations and certifications; (iv) neither the United States government nor any prime contractor, subcontractor or other person has notified the Company or any Subsidiary in writing that the Company or such Subsidiary has breached or violated any applicable law, or any material certification, representation, clause, provision or requirement pertaining to such Government Contract; and (v) no termination for convenience, termination for default, cure notice or show cause notice is in effect as of the date hereof pertaining to any Government Contract. Neither the Company nor any of its Subsidiaries nor any of their respective directors, officers or employees is (or during the last three (3) years has been) under administrative, civil or criminal investigation, or indictment or audit by any governmental authority with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract (other than routine Defense Contract Audit Agency audits, in which no such irregularities, misstatements or omissions were identified). During the last three (3) years, neither the Company nor any of its Subsidiaries has conducted or initiated any internal investigation or made a voluntary disclosure to the United States government, with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract. There are no outstanding claims against the Company or any Subsidiary, either by the United States government or by any prime contractor, subcontractor, vendor or other third party, arising under or relating to any Government Contract. There are no disputes between the Company or any Subsidiary and the United States government under the Contract Disputes Act or any other statute or between the Company or any Subsidiary and any prime contractor, subcontractor or vendor arising under or relating to any Government Contract. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any of its or any Subsidiary’s directors, officers or employees is (or during the last three (3) years has been) suspended or debarred from doing business with the United States government or is (or during such period was) the subject of a finding of non-responsibility or ineligibility for United States government contracting. There is no suit or investigation pending and, to the Company’s knowledge, no suit or investigation threatened against the Company or any Subsidiary with respect to any Government Contract.

The Company has a reasonable basis for making each of the representations set forth in this Section 3. The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

4.
Certain Covenants:

The Company hereby covenants and agrees with each Underwriter:

(a)
to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under (or otherwise obtaining exemptions from the application of) the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications, registrations, and exemptions, as applicable, in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares) where it is not presently qualified; and to promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification, registration, or exemption of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment;

(b)
if, at the time this Agreement is executed and delivered, it is necessary for (i) a post-effective amendment to the Registration Statement or (ii) a Rule 462(b) Registration Statement to be filed with the Commission and become effective before the offering of the Shares may commence, the Company will use its reasonable best efforts to cause such post-effective amendment or Rule 462(b) Registration Statement to become effective and will pay any applicable fees in accordance with the Securities Act as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, (i) when such post-effective amendment or Rule 462(b) Registration Statement has become effective and (ii) if Rule 430A under the Securities Act is used, when the Prospectus has been filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(c)
to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree, and for so long as a prospectus relating to the Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d)
to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act;

(e)
to furnish a copy of each proposed Issuer Free Writing Prospectus (or any amendment or supplement thereto) to the Representatives and counsel for the Underwriters for review, a reasonable amount of time prior to the proposed time of filing or use thereof, and obtain the consent (which consent will not be unreasonably withheld or delayed) of the Representatives prior to referring to, using or filing with the Commission any Issuer Free Writing Prospectus (or any amendment or supplement thereto) pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto;

(f)
to comply with the requirements of Rules 164 and 433 of the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g)
to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

(h)
to furnish to the Underwriters for a period of two years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports, proxy statements, or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, FINRA or any securities exchange, and (iii) such other information as the Underwriters may reasonably request regarding the Company and the Subsidiaries, provided, however, that the requirements of this Section shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR;

(i)
to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

(j)
to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

(k)
prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent (which consent shall not be unreasonably withheld or delayed) of the Representatives to the filing;

(l)
to furnish promptly to the Representatives a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

(m)
to furnish to the Representatives, not less than two business days before filing with the Commission, during the period referred to in paragraph (i) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act;

(n)
to refrain from taking any action that would result in an Underwriter or the Company being required to file with the Commission a Free Writing Prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder;

(o)
to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption “Use of Proceeds” in the Registration Statement, the Prospectus and the Disclosure Package;

(p)
to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act and of Rule 158 under the Securities Act covering a period of 12 months beginning after the effective date of the Registration Statement; provided, however, that the requirements of this section shall be satisfied to the extent such statement is available on EDGAR;

(q)
to use its best efforts to maintain the quotation of the Shares on Nasdaq and to file with Nasdaq all documents and notices required by Nasdaq of companies that have securities that are traded and quotations for which are reported by Nasdaq;

(r)
to comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Shares as contemplated by this Agreement, the Registration Statement, the Disclosure Package and the Prospectus;

(s)
to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

(t)
to invest or otherwise use the proceeds received by the Company from its sale of the Shares, and to continue to operate its business, in such a manner as would not require the Company or any of its Subsidiaries to register as (i) an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act or (ii) an “investment adviser” as such term is term is defined in the Investment Advisers Act;

(u)
to refrain, from the date hereof until 180 days after the date of the Prospectus (such period, the “Company Lock-up Period”), without the prior written consent of the Representatives (which consent may be withheld in the Representatives’ sole discretion), from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise or settlement of an equity award, or the exercise of a warrant, outstanding on the date hereof and referred to in the Prospectus, (C) any issuance of shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Registration Statement, the Disclosure Package and the Prospectus, but only if the holders of such securities agree in writing with the Underwriters not to sell, offer, dispose of or otherwise transfer any such Shares or options during such Company Lock-up Period without the prior written consent of the Representatives (which consent may be withheld in their sole discretion), or (D) any shares of Common Stock issued in connection with the conversion of the Company’s 12% Cumulative Exchangeable Redeemable Preferred Stock or the acquisition of the membership interest in Telos Identity Management Solutions, LLC from Hoya ID Fund A, LLC as described in the Registration Statement, the Prospectus, and the Disclosure Package;

(v)
not to, to cause its Subsidiaries not to, and to ensure its officers, directors and affiliates not to, take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares;

(w)
During the Company Lock-up Period, (i) to enforce all Lock-up Agreements that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Shares or other securities or any of the other actions restricted or prohibited under the terms of the form of Lock-up Agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such Lock-up Agreements for the duration of the periods contemplated in such agreements and (ii) to announce the Underwriters’ intention to release any director or “officer” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company from any of the restrictions imposed by any Lock-up Agreement, by issuing, through a major news service, a press release in form and substance satisfactory to the Representatives or, if consented to by the Representatives, in a registration statement that is publicly filed in connection with a secondary offering of the Company’s shares promptly following the Company’s receipt of any notification from the Representatives in which such intention is indicated, but in any case not later than the close of the third business day prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent the Representatives, on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement; and provided, further, that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of a Lock-up Agreement;

(x)
that the Company will comply with all of the provisions of any undertakings in the Registration Statement; and

(y)
prior to the Closing Time and each applicable Option Closing Time, to furnish the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement, the Disclosure Package, and the Prospectus.

The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants.

5.
Payment of Expenses:

(a)
The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, preparation, issuance and delivery of the Shares to the Underwriters, including any stock, stamp or other transfer taxes or duties payable upon the sale, issuance, and delivery of the Shares to the Underwriters, (iii) the printing of this Agreement, any agreement among the Underwriters, any dealer agreements and any closing documents and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification or registration (or obtaining exemptions from the qualification or registration) of the Shares for offering and sale under state or foreign laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state or foreign law as aforesaid (including the reasonable legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters relating thereto) and the preparation, printing and furnishing of copies of any blue sky surveys or legal investment surveys and a “Canadian Wrapper,” if applicable, to the Underwriters and to dealers, (v) the determination of compliance with the rules and regulations of, and any filing for review of the public offering of the Shares by, FINRA (including the reasonable legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in Nasdaq, (viii) making road show presentations or holding road show meetings with prospective investors and the Underwriters’ sales forces with respect to the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the officers of the Company, personnel of the Representatives, and any such consultants, and, the cost of any aircraft chartered in connection with the road show, and the costs of all Marketing Materials, (ix) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (x) preparing and distributing bound volumes of transaction documents for the Representatives and their legal counsel and (xi) the performance of the Company’s other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees; provided, however, that the reasonable legal fees and disbursements of the counsel for the Underwriters described in clauses (iv) and (v) shall not exceed $25,000.

(b)
The Company agrees to reimburse the Representatives for their reasonable out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, but excluding the fees and expenses of the Underwriters’ outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the reasonable fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Shares by FINRA, all of which shall be reimbursed by the Company pursuant to the provisions of Section 5(a) above).

(c)
If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, upon demand for all fees and disbursements of Underwriters’ counsel and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein, which amount shall not exceed $350,000; provided, however, that if this Agreement is terminated pursuant to Section 8 of this Agreement as the result of a default by one or more of the Underwriters, then the Company shall not be obligated to reimburse the Underwriters for any of such expenses.

6.
Conditions of the Underwriters’ Obligations:

The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company hereunder on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Company of its obligations hereunder and to the satisfaction of the following further conditions at the Closing Time or at each Option Closing Time, as applicable:

(a)
The Company shall furnish to the Underwriters at the Closing Time and at each Option Closing Time (if applicable) an opinion of Miles & Stockbridge P.C., counsel for the Company, addressed to the Underwriters and dated the Closing Time or the applicable Option Closing Time, as the case may be, and in form and substance satisfactory to the Representatives.

(b)
On the date of this Agreement and at the Closing Time and at each Option Closing Time (if applicable), the Representatives shall have received from BDO USA, LLP letters addressed to the Representatives and dated the respective dates of delivery thereof and in form and substance satisfactory to the Representatives, containing statements and information of the type customarily covered by an accountant’s “comfort letters” to underwriters delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin) issued in connection with underwritten public offerings including, without limitation, the audited and unaudited financial statements and the various other financial disclosures including any pro forma financial statements contained in the Registration Statement, the Disclosure Package and the Prospectus; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

(c)
The Representatives shall have received at the Closing Time and at each Option Closing Time (if applicable) an opinion of Nelson Mullins Riley & Scarborough LLP, addressed to the Representatives and dated the Closing Time or the applicable Option Closing Time, as the case may be, and in form and substance satisfactory to the Representatives.

(d)
The Registration Statement shall have become effective not later than 5:30 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representatives shall approve. If Rule 430A under the Securities Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act at or before 5:30 p.m., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Securities Act).

(e)
Any Rule 462(b) Registration Statement required to be filed prior to the sale of the Shares under the Securities Act shall have been filed on the date hereof and shall have become automatically effective upon such filing.

(f)
No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing.

(g)
Prior to the Closing Time and each Option Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or, to the Company’s knowledge, threatened by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or, to the Company’s knowledge, threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company shall not have become the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares.

(h)
All filings with the Commission required by Rule 424 under the Securities Act (including the information required by Rule 430A under the Securities Act) to have been filed by the Closing Time shall have been made in the manner and within the applicable time period prescribed for such filing by such Rule.

(i)
Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time, (i) there shall not have been any Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which is not described in the Registration Statement and the Disclosure Package, and which in the Representatives’ sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

(j)
The Shares shall have been approved for listing on Nasdaq.

(k)
FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms or other arrangements of the transactions contemplated hereby.

(l)
On or prior to the date hereof, the Representatives shall have received Lock-up Agreements from the Lock-Up Persons, and such letter agreements shall be in full force and effect.

(m)
The Company shall furnish to the Underwriters, at the Closing Time and at each Option Closing Time (if applicable), a certificate of its Chief Executive Officer or President and its Chief Financial Officer, dated the Closing Time or the applicable Option Closing Time, to the effect that:

(i)
the representations, warranties, and covenants of the Company in this Agreement are true and correct, with the same force and effect as if made on and as of such date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date under this Agreement;

(ii)
no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending under the Securities Act; and

(iii)
for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Change.

(n)
The Company shall furnish to the Underwriters, as of the date hereof, at the Closing Time and at each Option Closing Time (if applicable), a certificate of its Chief Financial Officer, dated the Closing Time or the applicable Option Closing Time, with respect to certain financial data contained in the Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance satisfactory to the Representatives.

(o)
The Company shall have furnished to the Underwriters and counsel for the Underwriters such other information, documents, opinions and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein, and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Option Closing Time, as the Underwriters or their counsel may reasonably request, and all proceedings taken by the Company in connection with the issuance and sale of the Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(p)
Prior to the Closing Time, the Recapitalization Transactions, including the related amendments to the Company’s organizational documents, shall have been duly completed and effective, subject only to application of proceeds received by the Company from the sale of Shares.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice from the Representatives to the Company at any time on or prior to the Closing Time and, with respect to the Option Shares, at any time on or prior to the applicable Option Closing Time, which termination shall be without liability on the part of any party to any other party, except that Sections 5, 7, and 9 shall at all times be effective and shall survive such termination.

7.
Termination:

The obligations of the several Underwriters hereunder shall be subject to termination in the sole discretion of the Representatives, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 6 hereof shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been, in the judgment of the Representatives, since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political, health or other conditions, the effect of which on the United States or international financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by Nasdaq, or if trading generally on the New York Stock Exchange or Nasdaq has been suspended or halted (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or FINRA or the over-the-counter market or by order of the Commission or any other governmental authority, or (v) any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vi) any action has been taken by any federal, state, local or foreign government or agency in respect of its monetary or fiscal affairs, which, in the reasonable opinion of the Representatives, could reasonably be expected to have a material adverse effect on the securities markets in the United States.

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile or e-mail.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 5 and Section 9 hereof) or to one another hereunder.

8.
Increase in Underwriters’ Commitments:

Subject to Sections 6 and 7 hereof, if any Underwriter shall fail, refuse, or default at the Closing Time or at any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter, severally and not jointly, shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Section 9 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9.
Indemnity and Contribution by the Company and the Underwriters:

(a)
The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any “affiliate” (within the meaning of Rule 405 under the Act) of any Underwriter, and the respective directors, officers, employees and agents of each Underwriter, and the successors and assigns of all of the foregoing persons, from and against, and to reimburse any and all expenses incurred in connection with, any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or other person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A)  any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission or is otherwise required to retain, any written Testing-the-Waters Communication, or any road show as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company) or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) (“Marketing Materials”), (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus, written Testing-the-Waters Communication, any road show or in any Marketing Materials of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with Underwriters’ Information. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company may otherwise have.

If any action, suit or proceeding (a “Proceeding”) is brought against an Underwriter or other person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding including the employment of counsel reasonably satisfactory to the indemnified party and payment of any and all expenses related to such Proceeding or incurred in connection with such indemnified party’s successful enforcement of this Section 9(a); provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such Proceeding effected without its consent, and the Company shall not, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(b)
The Company agrees to indemnify, defend and hold harmless the Designated Underwriter and its respective partners, directors, officers, employees and agents, and any person who controls the Designated Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation actually incurred) which, jointly or severally, the Designated Underwriter or any person indemnified under this paragraph may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon (a) any of the matters referred to in paragraph (a) of this Section 9, or (b) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or (iii) otherwise arises out of or is based upon the Directed Share Program; provided that, subject to applicable provisions of the Securities Act, if any, the Company shall not be responsible under this clause (iii) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Designated Underwriter in conducting the Directed Share Program.

(c)
Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission or is otherwise required to retain, any written Testing-the-Waters Communication, road show, the Prospectus or any Marketing Materials, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, written Testing-the-Waters Communication, road show, Marketing Materials or Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, written Testing-the-Waters Communication, road show, Marketing Materials or Prospectus in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein; provided that the statements set forth in the third paragraph under the caption “Underwriting” and the first and second paragraphs under the subheading “Underwriting—Stabilization” in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) (collectively, the “Underwriters’ Information”) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(l), Section 3(m) and Section 3(n) and this Section 9. The indemnity agreement set forth in this Section 9(c) shall be in addition to any liability which the Underwriters may otherwise have.

If any Proceeding is brought against the Company, or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, or such person, shall promptly notify the Representatives in writing of the institution of such Proceeding and the Representatives, on behalf of the Underwriters, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to the indemnified party and payment of any and all expenses related to such Proceeding or incurred in connection with such indemnified party’s successful enforcement of this Section 9(c); provided, however, that any failure or delay to so notify the Representatives will not relieve the Underwriters of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such Proceeding effected without its written consent, and the Underwriters shall not, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)
If the indemnification provided for in this Section 9 is, for any reason, unavailable or insufficient to hold harmless an indemnified party under Sections 9(a), (b) and (c) in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding. The provisions set forth in Sections 9(a), 9(b) and 9(c) with respect to notice of commencement of any Proceeding shall apply if a claim for contribution is to be made under this Section 9(d); provided, however, that no additional notice shall be required with respect to any action for which notice has been duly given under Sections 9(a), 9(b) and 9(c) for purposes of indemnification.

(e)
The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in Section 9(d)(i) and, if applicable, Section 9(d)(ii) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule I hereto.

10.
Survival:

The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company contained in Sections 3 and 4 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers, or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement and the sale and delivery of the Shares. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus.

11.
Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. The Company acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters); (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. The Company acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency, advisory, fiduciary or similar duty.

12.
Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and effective only on receipt and, if sent to the Representatives, will be mailed, delivered or e-mailed to: c/o B. Riley Securities, Inc., 299 Park Avenue, New York, NY 10171, Attention: Syndicate Department, with a copy (which shall not constitute notice) to the Representatives’ counsel at Nelson Mullins Riley & Scarborough LLP, 101 Constitution Ave NW, Suite 900, Washington, DC 20001, Attention: Jonathan Talcott and Peter Strand, or, if sent the Company, will be mailed, delivered or e-mailed to Telos Corporation, 19886 Ashburn Road, Ashburn, VA 20147, Attention: John Wood, CEO, with a copy (which shall not constitute notice) to the Company’s counsel at Miles & Stockbridge P.C., 100 Light Street, Baltimore, MD 21202, Attention: Christopher R. Johnson and Scott R. Wilson. Any party hereto may change the address for receipt of communications by giving written notice to the others.

13.
Governing Law:

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in the (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan and (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and the Company and each Underwriter irrevocably submit to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The Company and each Underwriter irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

14.
Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, and the controlling persons, directors, officers, and other persons referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.
Successors and Assigns:

This Agreement shall be binding upon each of the Underwriters and the Company and their respective successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

16.
Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile or .pdf signature shall constitute an original signature for all purposes.

17.
Partial Unenforceability:

The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18.
Recognition of the U.S. Special Resolution Regimes:

(a)
In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)
In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

19.
General Provisions:

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof, except for the provisions of the Engagement Letter between the Company and B. Riley Securities, Inc. dated August 14, 2020, as relates to “Public Preferred Stock Advisory” services and fees. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings in this Agreement have been inserted as a matter of convenience of reference and shall not affect the construction or interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Underwriters.

Very truly yours,

TELOS CORPORATION

By:
Name:
Title:

Accepted and agreed to as
of the date first above written:

B. RILEY SECURITIES, INC.

By:
Name:
Title:

BMO CAPITAL MARKETS CORP.

By:
Name:
Title:

NEEDHAM & COMPANY, LLC

By:
Name:
Title:

For itself and as Representatives of the other
Underwriters named on Schedule I hereto.

Schedule I

Underwriter	Number of Initial Shares to be Purchased
B. Riley Securities, Inc.	[•]
BMO Capital Markets Corp.	[•]
Needham & Company, LLC	[•]

Total	[•]
I-1

Schedule II

Issuer Free Writing Prospectuses

[•]
II-1

Schedule III

Pricing Terms

Number of Initial Shares:	[•]
Number of Option Shares:	[•]
Public Offering Price per Share:	$[•]
III-1

EXHIBIT A

[Form of Lock-up Agreement]

A-1

EXHIBIT B

[Lock-up Persons]

B-1